UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 16, 2007

COLONY BANKCORP, INC.

(Exact name of registrant as specified in its charter)

Georgia	000-12436	58-1492391
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

115 South Grant Street, Fitzgerald, Georgia 31750

Address of principal executive offices)

(229) 426-6000

Registrant’s Telephone Number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)	At its regularly scheduled meeting on January 16, 2007, the board of directors of Colony Bankcorp, Inc. (the “Company”) approved an amendment to the bylaws of the Company. The amendment as adopted is attached hereto as Exhibit 3.3. The amendment was necessitated pursuant to recently approved marketplace rule changes of NASDAQ and the Securities & Exchange Commission published in August, 2006. The amended rules require companies that trade on NASDAQ and other national securities exchanges to offer DTCC’s Direct Registration System which enables investors to register ownership of their shares electronically with either the issuing company or its transfer agents. The board of directors will submit the amendment to the shareholders for ratification at the upcoming annual meeting of shareholders.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

3.3	Amendment to the Bylaws of the Registrant adopted January 16, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONY BANKCORP, INC.

Date: January 18, 2007	By:	/s/ Terry L. Hester
Terry L. Hester
Executive Vice-President and Chief Financial Officer